Exhibit 10.1.2

ANNEX I [REVISED]

SERVICING PROCEDURES

The Servicer agrees to comply with the following servicing procedures:

SECTION 1. DEFINITIONS.

(a) Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Recovery Property Servicing Agreement (the “Agreement”) to which this Annex I is attached.

(b) Whenever used in this Annex I, the following words and phrases shall have the following meanings:

“Applicable MDMA” means with respect to each Consumer, the meter data management agent providing meter reading services for that Consumer’s account.

“Billed FRCs” means the amounts of Fixed Recovery Charges billed by the Servicer, whether billed directly to Consumers by the Servicer or indirectly through ESPs.

“Consolidated ESP Billing” means the billing procedures pursuant to which an ESP will be responsible for billing and collecting all charges to Consumers served by such ESP, including the Fixed Recovery Charges, and will become obligated to the Servicer for such Billed FRC Revenues, all in accordance with applicable CPUC Regulations. Unless the context indicates otherwise, the term Consolidated ESP Billing includes Full Consolidated ESP Billing.

“Distribution Factor FRC” means the Fixed Recovery Charge that was included on Consumers’ bills, as part of the Customer’s distribution-based charges, for electricity provided prior to June 1, 2022.

“Full Consolidated ESP Billing” means the billing procedures pursuant to which an ESP performs the same tasks it would perform under Consolidated ESP Billing and, in addition, calculates all utility charges to Consumers it serves, including the Fixed Recovery Charges, from specific cents per kilowatt hour rates provided by the Servicer.

“Remittance Transition Period” means the time period, beginning June 1, 2022 and ending July 8, 2022, required to complete testing and validation of the Single Line Item FRC remittances to the Collection Account.

“Single Line Item FRC” means the Fixed Recovery Charge that is included on Consumers’ bills, as a single line item, for electricity provided on as of and after June 1, 2022.

“Servicer Policies and Practices” means, with respect to the Servicer’s duties under this Annex I, the policies and practices of the Servicer applicable to such duties that the Servicer follows with respect to comparable assets that it services for itself and, if applicable, others.

Exhibit A-1

SECTION 2. DATA ACQUISITION.

(a) Installation and Maintenance of Meters. Except to the extent that a ESP is responsible for such services pursuant to an ESP Agreement, the Servicer shall use its best efforts to cause to be installed, replaced and maintained meters in such places and in such condition as will enable the Servicer to obtain usage measurements for each Consumer at least once every Billing Period. If Consumers are billed by entities other than the Servicer or an ESP, the Servicer shall request these other entities to bill those Consumers for the Fixed Recovery Charge and to remit the Fixed Recover Charge Revenues to the Servicer on behalf of those Consumers. The Servicer shall have no other responsibility to bill or collect Fixed Recovery Charges from or in respect of Consumers billed by entities other than ESPs.

(b) Meter Reading. At least once each Billing Period, the Servicer shall obtain usage measurements from the Applicable MDMA for each Consumer; provided, however, that the Servicer may estimate any Consumer’s usage determined in accordance with applicable CPUC Regulations and Servicer Policies and Practices; and, provided, further, that the Servicer may obtain usage measurements from the Applicable ESP for Consumers receiving services from such ESP if the respective ESP Service Agreement so provides.

(c) Cost of Metering. The Issuer shall not be obligated to pay any costs associated with the routine metering duties set forth in this Section 2, including the costs of installing, replacing and maintaining meters, nor shall the Issuer be entitled to any credit against the Servicing Fee for any cost savings realized by the Servicer or any ESP as a result of new metering and/or billing technologies.

SECTION 3. Usage and Bill Calculation.

The Servicer (a) shall obtain a calculation of each Consumer’s usage (which may be based on data obtained from such Consumer’s meter read or on usage estimates determined in accordance with the Servicer Policies and Practices and applicable CPUC Regulations) at least once each Billing Period and shall determine therefrom each Consumer’s individual Fixed Recovery Charge to be included on such Consumer’s Bill; provided, however provided, however, that in the case of Consumers served by an ESP under Full Consolidated ESP Billing, the Applicable ESP, rather than the Servicer, shall determine such Consumers’ total Fixed Recovery Charges to be included on such Consumers’ Bills based on specific Fixed Recovery Charges (cents per kilowatt hour rates) provided by the Servicer, and the Servicer shall deliver to the Applicable ESPs such specific cents per kilowatt hour rates as are necessary for the Applicable ESPs to calculate such Consumers’ respective Fixed Recovery Charges as such charges may change from time to time pursuant to the True-Up Adjustments.

SECTION 4. BILLING.

The Servicer shall implement the Fixed Recovery Charges as of the Billing Commencement Date and shall thereafter bill each Consumer or the Applicable ESP, for the respective Consumer’s outstanding current and past due Fixed Recovery Charges accruing through the date on which the Fixed Recovery Charges may no longer be billed under the Tariff, all in accordance with the following:

Exhibit A-2

(a) Frequency of Bills; Billing Practices. In accordance with the Servicer’s then-existing Servicer Policies and Practices for its own charges, as such Servicer Policies and Practices may be modified from time to time, the Servicer shall generate and issue a Bill to each Consumer, or, in the case of a Consumer subject to Consolidated ESP Billing, to the Applicable ESP, for such Consumers’ Fixed Recovery Charges once every applicable Billing Period, at the same time, with the same frequency and on the same Bill as that containing the Servicer’s own charges to such Consumers or ESPs, as the case may be. In the event that the Servicer makes any material modification to its Servicer Policies and Practices for its own charges, it shall notify the Issuer, the Indenture Trustee, the CPUC and the Rating Agencies as soon as practicable, and in no event later than 60 Business Days after such modification goes into effect; provided, however, that the Servicer may not make any modification that will materially adversely affect the Bondholders.

(b) Format. The Servicer shall conform to such requirements regarding the format, structure and text of Bills delivered to Consumers and ESPs as this Agreement, the Financing Order, the Securitization Law and applicable CPUC Regulations shall from time to time prescribe. To the extent that Bill format, structure and text are not prescribed by ~~the~~ this Agreement, the Financing Order, the Securitization Law or by applicable CPUC Regulations, the Servicer shall determine the format, structure and text of all Bills in accordance with its reasonable business judgment, its Servicer Policies and Practices with respect to its own charges and prevailing industry standards.

(c) Delivery. The Servicer shall deliver all Bills issued by it (i) by United States mail in such class or classes as are consistent with the Servicer Policies and Practices followed by the Servicer with respect to its own charges to its Consumers or (ii) by any other means, whether electronic or otherwise, that the Servicer may from time to time use to present its own charges to its Consumers. In the case of Consumers that are subject to Consolidated ESP Billing, the Servicer shall deliver all Bills or charges to the Applicable ESPs by such means as are mutually agreed upon by the Servicer and the Applicable ESP and are consistent with CPUC Regulations. The Servicer or an ESP, as applicable, shall pay from its own funds all costs of issuance and delivery of all Bills, including but not limited to printing and postage costs as the same may increase or decrease from time to time.

SECTION 5. CUSTOMER SERVICE FUNCTIONS.

The Servicer shall handle all Consumer inquiries and other Consumer service matters according to the same procedures it uses to service Consumers with respect to its own charges.

SECTION 6. COLLECTIONS; PAYMENT PROCESSING; REMITTANCE.

(a) Collection Efforts, Policies, Procedures.

(i) The Servicer shall use reasonable efforts to collect all Billed FRC Revenues from Consumers and ESPs as and when the same become due and shall follow such collection procedures as it follows with respect to comparable assets that it services for itself or others, including with respect to the following:

Exhibit A-3

(A)	The Servicer shall prepare and deliver overdue notices to Consumers and ESPs in accordance with applicable CPUC Regulations and Servicer Policies and Practices.

(B)

The Servicer shall apply late payment charges to outstanding Consumer and ESP balances in accordance with applicable CPUC Regulations and as required by the Financing Order. All late payment charges, to the extent available, and interest collected shall be payable to and retained by the Servicer as a component of its compensation under the Agreement, and the Issuer shall have no right to share in the same.

(C)	The Servicer shall deliver oral and written past-due and shut-off notices in accordance with applicable CPUC Regulations and Servicer Policies and Practices.

(D)

The Servicer shall adhere to and carry out disconnection policies and termination of Consolidated ESP Billing in accordance with Section 779.2 of the Public Utilities Code, CPUC Decision 97-10-087, as it may be amended or modified from time to time, and applicable CPUC Regulations and Servicer Policies and Practices.

(E)	The Servicer may employ the assistance of collection agents in accordance with applicable CPUC Regulations and Servicer Policies and Practices.

(F)

In circumstances where the Servicer is allowed to bill Consumers directly, the Servicer shall deliver verbal and written final notices of delinquency and possible disconnection in accordance with applicable CPUC Regulations and Servicer Policies and Practices.

(G)

The Servicer shall adhere to and carry out disconnection policies and termination of ESP billing in accordance with the Utilities Code, the Financing Order, applicable CPUC Regulations and the Servicer Policies and Practices.

(H)

The Servicer may employ the assistance of collection agents to collect any past-due Fixed Recovery Charges in accordance with applicable CPUC Regulations and Servicer Policies and Practices and the Tariff.

(I)

The Servicer shall apply Consumer and ESP deposits to the payment of delinquent accounts in accordance with the Financing Order, applicable CPUC Regulations and Servicer Policies and Practices and according to the priorities set forth in Section 6(b) of this Annex I.

(ii) The Servicer may in its own discretion waive any late payment charge or any other fee or charge relating to delinquent payments, if any, and may waive, vary or modify any terms of payment of any amounts payable by a Consumer, in each case if such waiver or action: (A) would be in accordance with the Servicer’s customary practices or those of any successor Servicer with respect to comparable assets that it services for itself and for others; (B)

Exhibit A-4

would not materially adversely affect the rights of the Holders as evidenced by an Officer’s Certificate of the Issuer; and (C) would comply with applicable law; provided, however, that notwithstanding anything in the Agreement or this Annex I to the contrary, the Servicer is authorized to write off any Billed FRCs, in accordance with its Servicer Policies and Practices.

(iii) The Servicer shall accept payment from Consumers in respect of Billed FRCs in such forms and methods and at such times and places as it accepts for payment of its own charges. The Servicer shall accept payment from ESPs in respect of Billed FRCs in such forms and methods and at such times and places as the Servicer and each ESP shall mutually agree in accordance with applicable CPUC Regulations.

(b) Payment Processing; Allocation; Priority of Payments.

(i) The Servicer shall post all payments received to Consumer or ESP accounts as promptly as practicable, and, in any event, substantially all payments shall be posted no later than three (3) Business Days after receipt.

(ii) Subject to clause (iii) below, the Servicer shall apply payments received to each Consumer’s or each Applicable ESP’s account in proportion to the charges contained on the outstanding Bill to such Consumer or Applicable ESP.

(iii) Any amounts collected by the Servicer that represent partial payments of the total Bill to a Consumer or ESP shall be allocated as follows: (A) first to amounts owed to the Issuer, SCE and any other affiliate of SCE which is owed “fixed recovery charges” as defined in Section 850(b)(7) of the Securitization Law and other fees and charges, (excluding any late fees), regardless of age, pro rata in proportion to their respective percentages of the total amount of their combined outstanding charges on such Bill; then (B) all late charges shall be allocated to the Servicer; provided that penalty payments owed on late payments of Fixed Recovery Charges shall be allocated to the Issuer in accordance with the terms of the Tariff.

(iv) The Servicer shall hold all over-payments for the benefit of the Issuer and SCE and shall apply such funds to future Bill charges in accordance with clauses (ii) and (iii) as such charges become due.

(c) Accounts; Records.

The Servicer shall maintain accounts and records as to the Recovery Property accurately and in accordance with its standard accounting procedures and in sufficient detail (i) to permit reconciliation between payments or recoveries with respect to the Recovery Property and the amounts from time to time remitted to the Collection Account in respect of the Recovery Property and (ii) to permit the FRC Collections held by the Servicer to be accounted for separately from the funds with which they may be commingled, so that the dollar amounts of FRC Collections commingled with the Servicer’s funds may be properly identified and traced.

(d) Investment of Fixed Recovery Charge Payments Received.

Prior to each Daily Remittance, the Servicer may invest Fixed Recovery Charge Payments received at its own risk and (except as required by applicable CPUC Regulations) for its own benefit. So long as the Servicer complies with its obligations under Section 6(c) neither such investments nor such funds shall be required to be segregated from the other investment and funds of the Servicer.

Exhibit A-5

(e) Calculation of Daily Remittance.

(i) For purposes of calculating the Daily Remittances for all FRC Collections on bills using the Distribution Factor FRC, the Servicer shall, on each Servicer Business Day, estimate such FRC Collections based on the daily billed amounts, the Weighted Average Days Sales Outstanding and write-offs, which resulting estimate shall constitute the amount of Estimated FRC Collections for such Servicer Business Day. Pursuant to Section 6.11(c) of the Agreement, not less than semi-annually (except in the case of the First Payment Period, which may be longer than six months), but in no event more than sixty (60) days after each Payment Date, the Servicer shall calculate the amount of Actual FRC Collections for the immediately preceding Reconciliation Period as compared to the Estimated FRC Collections forwarded to the Collection Account in respect of such Reconciliation Period for all FRC Collections on bills using the Distribution Factor FRC. For purposes of such calculation, the Servicer may calculate Actual FRC Collections based on the Weighted Average Days Sales Outstanding and write-offs for the relevant Reconciliation Period. Such calculation will be provided to the Indenture Trustee in a Reconciliation Certificate in substantially the form appended to the Agreement as Exhibit G.

(ii) During the Remittance Transition Period, for purposes of Daily Remittances for all FRC Collections on bills using the Single Line Item FRC, the Servicer’s billing system shall record and consolidate on each Servicer Business Day the Actual FRC Collections. In testing and validating the new remittance process, the Servicer shall manually remit certain amounts to the Indenture Trustee’s global Automated Clearing House account (“the ACH account”) and provide signed instructions in accordance with Section 8.02(d) of the Indenture and Section 6.11 of this Agreement to sweep those amounts to the Collection Account. Daily Remittance amounts are confirmed using the Collection Account bank statements.

~~(i)~~(iii) After the Remittance Transition Period, for purposes of Daily Remittances for all FRC Collections on bills using the Single Line Item FRC, the Servicer’s billing system shall~~will~~ record, consolidate and automatically remit on each Servicer Business Day the Actual FRC Collections to the ACH account or, if possible due to changes to the Indenture Trustee’s systems, directly to the Collection Account. On the following day, the Servicer’s billing system shall automatically create and email a report to the Indenture Trustee confirming the prior day’s Daily Remittance to enable the Trustee to verify the amount deposited in the Collection Account. In accordance with Section 8.02(d) of the Indenture and Section 6.11 of this Agreement, a Responsible Officer of the Issuer shall order the Indenture Trustee to transfer the Daily Remittance from the ACH account to the Collection Account created and maintained under Section 8.02(a) of the Indenture. Daily Remittance amounts are confirmed using the Collection Account bank statements.

~~(ii)~~(iv) After the Remittance Transition Period, for calculating any remaining Distribution Factor FRC, the Servicer shall estimate the FRC Collections based on the daily billed amounts, the Weighted Average Days Sales Outstanding and write-offs and remit the total Estimated FRC Collections on the earlier of 1.) the last day of the Collection Period or 2.) no later

Exhibit A-6

than 10 days after the total of such Distribution Factor FRC collections exceeds one percent of the Periodic Payment Requirement. No later than 60 days after the end of each Payment Period, the Servicer shall calculate the actual FRC collections as compared to the Estimated FRC Collections by using updated write-offs. Excess remittances will be withheld from future remittances and under remittances shall be remitted no later than 10 days after the reconciliation calculation.

~~(iii)~~(v) The Servicer and the Issuer acknowledge that, as contemplated in Section 8.01(~~db~~) of the Agreement, the Servicer may make certain changes to its current computerized customer information system, which changes, when functional, would affect the Servicer’s method of calculating the Fixed Recovery Charge Payments estimated to have been received by the Servicer during each Reconciliation Period as set forth in this Annex I. Should these changes to the computerized customer information system become functional during the term of the Agreement, the Servicer and the Issuer agree that they shall review the procedures used to calculate the Estimated FRC Collections to have been received in light of the capabilities of such new system and shall amend this Annex I in writing to make such modifications and/or substitutions to such procedures as may be appropriate in the interests of efficiency, accuracy, cost and/or system capabilities, including, at the request of the Issuer or the Indenture Trustee, reconciling actual Fixed Recovery Charges received by the Servicer and the Fixed Recovery Charges remitted by the Servicer as contemplated by Section 6.11(c); provided, however, that the Servicer may not make any modification or substitution that will materially adversely affect the Holders as evidenced by an Officer’s Certificate of the Issuer. As soon as practicable, and in no event later than sixty (60) Business Days after the Remittance Transition Period,~~date on which all Consumer accounts are being billed under such new system,~~ the Servicer shall notify the Issuer, the Indenture Trustee and the Rating Agencies of the same.

~~(iv)~~(vi) All calculations of collections, each update of the Weighted Average Days Sales Outstanding or system-wide write-offs and any changes in procedures used to calculate the Estimated FRC Collections for the Distribution Factor FRC pursuant to this section 6(e) shall be made in good faith, and in the case of any change in procedures pursuant to clause (v) above, in a manner reasonably intended to provide estimates and calculations that are at least as accurate as those that would be provided on the Billing Commencement Date utilizing the initial procedures.

(f) Remittances.

(i) The Issuer shall cause to be established the Collection Account in the name of the Indenture Trustee in accordance with the Indenture.

(ii) The Servicer shall make remittances to the Collection Account in accordance with Section 6.11 of the Agreement.

(iii) In the event of any change of account or change of institution affecting any Collection Account, the Issuer shall provide written notice thereof to the Servicer and the Rating Agencies not later than five (5) Business Days from the effective date of such change.

Exhibit A-7